Prepaid Expenses (Tables)	12 Months Ended
Jun. 30, 2019
Notes to Financial Statements
Summary of Prepaid Expenses

	June 30, 2019	June 30, 2018
Consulting fees (1)	$3,169,545	$144,286
Rent	135,025	89,566
Housing provident fund	-	14,175
Taxes	90,118	-
Others	131,317	17,111
Subtotal	3,526,005	265,138
Less: Long-term prepaid expenses	(2,247,872)	-
Total prepaid expenses	$1,278,133	$265,138

(1)	As of June 30, 2019, the Company prepaid approximately $1.8 million, $0.5 million and $0.3 million of consulting fees to three third party service providers for various strategic planning and business development consulting services. The consulting service periods ranged from 1 year to 5 years.